UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

September 22, 2015

Date of Report (Date of earliest event reported)

ENERSYS

(Exact name of registrant as specified in its charter)

Delaware	1-32253	23-3058564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

2366 Bernville Road, Reading, Pennsylvania	19605
(Address of principal executive offices)	(Zip Code)

(610) 208-1991

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2015, EnerSys announced that, effective (a) December 31, 2015, Richard W. Zuidema will retire as Executive Vice President of EnerSys, (b) January 1, 2016, Todd M. Sechrist will become Executive Vice President of EnerSys, (c) March 31, 2016, John D. Craig will retire as Chief Executive Officer of EnerSys and will continue as Non-Executive Chairman of the Board of Directors of EnerSys, and (d) April 1, 2016, David M. Shaffer will become President, Chief Executive Officer and Chief Operating Officer of EnerSys and be appointed to EnerSys’ board of directors. A copy of the press release related to these management changes is attached as Exhibit 99.1 to this Current Report on Form 8-K, is hereby incorporated herein and is made a part hereof.

Effective upon Mr. Shaffer’s appointment on April 1, 2016, his annual base salary will be increased to $800,000, and he will receive no compensation for his services as a member of EnerSys’ board of directors. Mr. Shaffer does not have an interest requiring disclosure under either Items 401(d) and 404(a) of Regulation S-K, and, except as disclosed in the previous sentence, information required under Items 401(b) and (e) of Regulation S-K and related to any material plan, contract or arrangement with respect to Mr. Shaffer is incorporated by reference to the information under the captions “Executive Officers” and “Executive Compensation” in EnerSys’ definitive proxy statement, filed with the Securities and Exchange Commission on June 25, 2015. EnerSys’ board of directors will determine the class into which Mr. Shaffer will be appointed and committee assignments, if any, at a subsequent board meeting.

In connection with Mr. Craig’s service as Non-Executive Chairman of the Board of Directors, he will receive an annual retainer of $200,000 and will be compensated for services as a director on the same basis as other non-employee directors of EnerSys, including, among other things, fees for attending board and committee meetings, eligibility to participate in the EnerSys Voluntary Deferred Compensation Plan for Non-Employee Directors and eligibility to receive other stock-based awards as may be approved from time to time by EnerSys’ board of directors.

In connection with Mr. Zuidema’s retirement, EnerSys and Mr. Zuidema intend to enter into a consulting agreement to provide certain transition services following his retirement.

Effective upon Mr. Sechrist’s appointment on January 1, 2016, his annual base salary will be increased to $475,000.

Item 7.01	Regulation FD Disclosure.

On September 22, 2015, EnerSys also announced that, effective January 1, 2016, Michael J. Schmidtlein will become Executive Vice President – Finance and Chief Financial Officer, and Holger P. Aschke will become President – Europe, Middle East and Africa. A copy of the press release related to these management changes is attached as Exhibit 99.1 to this Current Report on Form 8-K, is hereby incorporated herein and is made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated September 22, 2015, of EnerSys.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERSYS

Dated: September 22, 2015

	By:	/s/ Richard W. Zuidema
Richard W. Zuidema
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated September 22, 2015, of EnerSys